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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of the earliest event reported)     MAY 7, 1998
                                                     ------------------------


                           FARO TECHNOLOGIES, INC.
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           (Exact Name of Registrant as Specified in Its Charter)


                                   Florida
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               (State or Other Jurisdiction of Incorporation)


               0-23081                              59-3157093
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        (Commission File Number)         (IRS Employer Identification No.)


          125 TECHNOLOGY PARK
           LAKE MARY, FLORIDA                             32746
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(Address of Principal Executive Offices)                (Zip Code)


                               (407) 333-9911
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            (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 7, 1998, pursuant to an Acquisition Agreement executed in the United States dated as of May 7, 1998 (the "Agreement"), FARO Technologies Inc. ("FARO" or the "Company") acquired all of the assets of CATS Computer Aided Technolgies, GmbH ("CATS") in exchange for $5 million in cash and 916,667 shares of FARO common stock. On May 15, 1998, the Agreement was executed in Germany, in conformance with German law. Under the terms of the Agreement, the transaction is to be accounted for utilizing the purchasing method of accounting.

         CATS, a corporation organized and existing under the laws of Germany, develops software for 3-dimensional measurement, system level measurement, quality control, and dimensional statistical process control. Wendelin Scharbach and Siegfried Buss, co-founders of CATS will continue in management roles with the Company.

         There were no material relationships between FARO and CATS prior to the Agreement. Neither Wendelin Scharbach nor Siegfried Buss owned any shares of FARO's common stock prior to the execution of the Agreement. In addition, none of the directors or executive officers of the Company owned any CATS stock as of the date of the Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of business acquired:

                 It is impractical to provide the required financial statements for CATS Computer Aided Technolgies, GmbH at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (b)     Pro forma financial information:

                 It is impractical to provide the required pro forma financial statements for CATS Computer Aided Technolgies, GmbH at the date of the filing of this Form 8-K. The required pro forma financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (c)     Exhibits:

      Exhibit No.                 Description
      -----------                 -----------

         2.1 Acquisition Agreement between CATS Computer Aided Technolgies, GmbH and FARO Technologies, Inc. dated as of May 15, 1998 (without schedules or exhibits).(1)





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    (1)  FARO Technologies Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FARO TECHNOLOGIES, INC.



                                        By: /s/  Gregory A. Fraser
                                           ---------------------------------
                                           Gregory A. Fraser
                                           Executive Vice President and CFO

Date: May 21, 1998




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                            FARO TECHNOLOGIES, INC.

                                    FORM 8-K
                          DATE OF REPORT:  MAY 7, 1998


                                 EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

   2.1 Acquisition Agreement between CATS Computer Aided Technolgies, GmbH And FARO Technologies Inc. dated as of May 15, 1998 (without schedules or exhibits).(1)



--------------

    (1) FARO Technologies Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.